                                                                    EXHIBIT 31.1

CERTIFICATION PURSUANT TO SECTION 13A-14 OF THE SECURITIES EXCHANGE ACT OF 1934
OF J. RAM AJJARAPU (INTERNATIONAL ENERGY HOLDINGS CORP. CHAIRMAN OF THE BOARD
AND CHIEF EXECUTIVE OFFICER)

I, J. Ram Ajjarapu, certify that:

     1.   I have reviewed this report on Form 10-QSB for the quarter ended March
          31, 2009 of International Energy Holdings Corp ("registrant");

     2.   Based on my knowledge, the report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3.   Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

     4.   I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and
          15d-15(e)) for the registrant and have:

     a)   Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b)   Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     c)   Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

     5.   I have disclosed, based on our most recent evaluation, to the registrant's auditors:

     a)   All significant deficiencies and material weaknesses in the design or operation of internal controls which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information (all of which do not apply); and

     b)   Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls (all of which do not apply).

Date: May 14, 2009

/s/ J. Ram Ajjarapu
-------------------
J. Ram Ajjarapu
Chairman of the Board and Chief Executive Officer
(Principal Executive Officer)